                                                                   EXHIBIT 10.14

                        FIRST AMENDMENT TO LOAN AGREEMENT

         THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made as of August 6, 1997, by and between FFCA ACQUISITION CORPORATION, a Delaware corporation ("FFCA"), whose address is 17207 North Perimeter Drive, Scottsdale, Arizona 85255, and NERC LIMITED PARTNERSHIP, a Delaware limited partnership ("Debtor"), whose address is 300 Pond Street, Randolph, Massachusetts 02368.

                             PRELIMINARY STATEMENT

         FFCA and Debtor executed that certain Loan Agreement dated as of August 6, 1997 (the "Agreement") pursuant to which FFCA provided Debtor with mortgage loan financing for 17 restaurant properties (the "Initial Premises"). Initially capitalized terms not otherwise defined in this Amendment have the meanings set forth in the Agreement.

         FFCA and Debtor executed that certain letter agreement dated as of August 12, 1997 (the "Letter Agreement") pursuant to which FFCA agreed to provide mortgage loan financing for up to an additional five restaurant properties (the "Additional Premises") substantially on the terms and conditions of the Agreement, provided that the terms and conditions of the Commitment Letter dated May 21, 1997 between FFCA and NE Restaurant Company, Inc. shall control with respect to the interest rate applicable to such loans, FFCA's approval of the Additional Premises and the determination of the loan amounts.

         Debtor has requested that FFCA provide mortgage loan financing for three of the Additional Premises, with the mortgage loans for the remaining two Additional Premises to be funded at a later date in accordance with the Letter Agreement. Debtor and FFCA desire to amend the Agreement to include the mortgage loans for such three Additional Premises within the terms and conditions of the Agreement.


                                    AGREEMENT

         Section 1. AMENDMENTS. The Agreement is amended as follows:

                   (a) The aggregate "Loan Amount" set forth in Section 2 of the Agreement shall be $24,250,000.00.

                   (b) EXHIBIT A attached to the Agreement is deleted and replaced with EXHIBIT A attached to this Amendment. The term "Premises" as used in the Agreement shall include the Additional Premises. SCHEDULE I attached to the Agreement is deleted and replaced with SCHEDULE I attached to this Amendment.

                   (c) For purposes of the Loans to be made for the Additional Premises, the term "Closing Date" as used in the Agreement shall mean the date of this Amendment.

         Section 2. INTEREST RATE; INTEREST ACCRUAL DATE. (a) The interest rate set forth in each of the Notes corresponding to the Additional Premises is 9.701% per annum. Debtor authorizes FFCA to revise the Notes and the other Loan Documents, as applicable, executed by Debtor with respect to the Additional

Premises to reflect such interest rate and the applicable monthly payment of principal and interest.

                   (b) Debtor and FFCA agree that notwithstanding that each of the Notes is dated August 6, 1997, the date interest began to accrue under the Notes corresponding to the Initial Premises was August 12, 1997 and the date interest will begin to accrue under the Notes corresponding to the Additional Premises is the date of this Amendment.

         Section 3. CONDITIONS PRECEDENT. Debtor agrees that FFCA's obligation to fund the Loans corresponding to the Additional Premises shall be conditioned upon the satisfaction by Debtor of the conditions precedent set forth in Section 9 of the Agreement with respect to the Additional Premises.

         Section 4. REPRESENTATIONS AND WARRANTIES. Debtor affirms that the representations and warranties set forth in the Agreement with respect to the Premises, including the Additional
 Premises, are true, correct and complete as of the date of this Amendment.

         Section 5. WAIVER AND AMENDMENT. NO provisions of this Amendment shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion.

          Section 6. CAPTIONS. Captions are used throughout this Amendment for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

         Section 7. SEVERABILITY. The provisions of this Amendment shall be deemed severable. If any part of this Amendment shall be held unenforceable, the remainder shall remain in full force and effect and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

          Section 8. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original.

         Section 9. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of Debtor and FFCA and their respective successors and permitted assigns, including, without limitation, any United States trustee, any debtor in possession or any trustee appointed from a private panel.




         IN WITNESS WHEREOF, Debtor and FFCA have entered into this Amendment as of the date first above written.

                              FFCA:

                              FFCA ACQUISITION CORPORATION,
                              a Delaware corporation


                              By /s/ Mark E. Wood
                              Printed Name Mark E. Wood
                              Its Vice President

                              DEBTOR:

                              NERC LIMITED PARTNERSHIP,
                              a Delaware limited partnership

                              By  NERC SPE Inc.,
                                  a Delaware corporation,
                                  its general partner

                              By  /s/ Dennis Pedra
                                  Dennis Pedra
                                  President

STATE OF ARIZONA               ]
                               ] SS.
COUNTY OF MARICOPA             ]


         The foregoing instrument was acknowledged before me on August 29, 1997 by Mark E. Wood, Vice President of FFCA Acquisition
Corporation,
 a Delaware corporation, on behalf of the corporation.


                                           /s/ Michelle Stewart
                                           Notary Public


My Commission Expires:

---------------------------------------------


COMMONWEALTH OF MASSACHUSETTS  ]
                               ] SS.
COUNTY OF SUFFOLK              ]

         On this, the 27th day of August, 1997, before me, the undersigned officer, personally appeared Dennis Pedra, who acknowledged himself to be President of NERC SPE, Inc., a Delaware corporation, the general partner of NERC Limited Partnership, a Delaware limited partnership, and that he as such President, being authorized to do so, executed the foregoing as his free act and deed and the free act and deed of said corporation for the purposes therein contained.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                               /s/ Richard Beyge
                                               Notary Public:
                                               My Commission Expires:



-----------------------------------------
Notary Public

                                    EXHIBIT A

-----------------------------------------------------------------------------------------------------------------------------------
        FFCA              PC           PROPERTY                                                                 LOAN
        NO.               NO.          ADDRESS                           CITY                STATE              AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
     8000-5408              22  11 Spring Street                         Southington            CT                $ 2,550,000.00
     8000-5409              17  285 Daniel Webster Highway                  Nashua              NH                $ 2,550,000.00
     8000-5410              19  845 West Main Road                        Middletown            RI                $ 2,550,000.00
     8000-5411               2  Airport Rotary; 545 Route 132              Hyannis              MA                $ 1,950,000.00
     8000-5412              29  81 Newtown Road                            Danbury              CT                $ 2,150,000.00
     8000-5413              14  3017 Berlin                               Newington             CT                $   250,000.00
                                Turnpike & Pascone Avenue
     8000-5415              13  2855 Main Street                         Glastonbury            CT                $   650,000.00
     8000-5416              15  Shaws Plaza; 255                          Providence            RI                $   900,000.00
                                Collyer Street
     8000-5419               4  6 Whiting Street                           Hingham              MA                $   900,000.00
     8000-5420              24  930 Providence                              Dedham              MA                $   500,000.00
                                Highway
     8000-5422              18  291 Boston Turnpike                       Shrewsbury            MA                $   950,000.00
     8000-5423              23  1175 Riverdale                                                  MA                $   900,000.00
                                Street                                  W. Springfield
     8000-5424              21  2100 Dixwell Avenue                         Hamden              CT                $   950,000.00
     8000-5425              26  297 South Broadway                          Salem               NH                $   900,000.00
     8000-5426              28  3 New Rochester Road                        Dover               NH                $   900,000.00
     8000-5427              32  1071 South Willow                         Manchester            NH                $   950,000.00
                                Street
     8000-5428              31  426 Russell Street;                         Hadley              MA                $   950,000.00
                                Route 9
     8000-5429              34  Ivory Plaza, 170                          Braintree             MA                $   900,000.00
                                Pearl Street
     8000-5430             201  19 Commerce Way                             Woburn              MA                $   950,000.00
     8000-5529              20  466 Maine Mall Road                      S. Portland            ME                $   950,000.00

                                                                                                         --------------------------
                                                                                                                   $24,250,000.00
-----------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE I

                                 LEASED PREMISES


-------------------------------------------------------------------------------------------------------------------------------
    FFCA NO.                         Street Address                                  City                       State
-------------------------------------------------------------------------------------------------------------------------------
    8000-5408                       11 Spring Street                              Southington                     CT
-------------------------------------------------------------------------------------------------------------------------------
    8000-5413                    3107 Berlin Turnpike &                            Newington                      CT
                                     Pascone Avenue
-------------------------------------------------------------------------------------------------------------------------------
    8000-5415                       2855 Main Street                              Glastonbury                     CT
-------------------------------------------------------------------------------------------------------------------------------
    8000-5416                   Shaws Plaza; 255 Collyer                          Providence                      RI
                                         Street
-------------------------------------------------------------------------------------------------------------------------------
    8000-5419                       6 Whiting Street                                Hingham                       MA
-------------------------------------------------------------------------------------------------------------------------------
    8000-5420                    930 Providence Highway                             Dedham                        MA
-------------------------------------------------------------------------------------------------------------------------------
    8000-5422                      291 Boston Turnpike                            Shrewsbury                      MA
-------------------------------------------------------------------------------------------------------------------------------
    8000-5423                     1175 Riverdale Street                        West Springfield                   MA
-------------------------------------------------------------------------------------------------------------------------------
    8000-5424                      2100 Dixwell Avenue                              Hamden                        CT
-------------------------------------------------------------------------------------------------------------------------------
    8000-5425                      297 South Broadway                                Salem                        NH
-------------------------------------------------------------------------------------------------------------------------------
    8000-5426                     Weeks Traffic Circle                               Dover                        NH
-------------------------------------------------------------------------------------------------------------------------------
    8000-5427                   1071 South Willow Street                          Manchester                      NH
-------------------------------------------------------------------------------------------------------------------------------
    8000-5428                  426 Russell Street; Route 9                          Hadley                        MA
-------------------------------------------------------------------------------------------------------------------------------
    8000-5429                    Ivory Plaza, 170 Pearl                            Braintree                      MA
                                         Street
-------------------------------------------------------------------------------------------------------------------------------
    8000-5430                        19 Commerce Way                                Woburn                        MA
-------------------------------------------------------------------------------------------------------------------------------
    8000-5529                        Maine Mall Road                            South Portland                    ME
-------------------------------------------------------------------------------------------------------------------------------